DREYFUS INSTITUTIONAL CASH ADVANTAGE PLUS FUND

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166

Dear Shareholder:

The Board of Trustees for your fund, Dreyfus Institutional Cash Advantage Plus Fund (the "Fund"), has approved the tax-free reorganization of the Fund into Dreyfus Institutional Cash Advantage Fund (the "Acquiring Fund"). The Acquiring Fund, like the Fund, is a money market fund that seeks to maintain a stable share price of $1.00. The Dreyfus Corporation ("Dreyfus") is the investment adviser to the Fund and the Acquiring Fund. The Fund and the Acquiring Fund are each a series of Dreyfus Institutional Cash Advantage Funds (the "Trust").

The reorganization of the Fund is expected to occur on or about June 7, 2011. Upon completion of the reorganization, you will become a shareholder of the Acquiring Fund and will receive shares of the same class of the Acquiring Fund equal in value to the value of your shares of the same class you held of the Fund. Management of Dreyfus believes that the reorganization will permit Fund shareholders to pursue the same investment goals in a substantially larger fund that has the same investment objective and substantially similar investment management policies as the Fund. The Acquiring Fund has a comparable total expense ratio and a comparable performance record as the Fund. Management also believes that the reorganization should enable Fund shareholders to benefit from more efficient portfolio management and will eliminate the duplication of resources and costs associated with servicing the funds as separate entities. As a result, management recommended to the Trust's Board of Trustees that the Fund be merged with the Acquiring Fund.

After careful review, the Trust's Board of Trustees has unanimously approved the reorganization of the Fund. The Trust's Board of Trustees believes that the reorganization will permit Fund shareholders to pursue the same investment goals in a substantially larger fund with a comparable total expense ratio and a comparable performance record. In approving the reorganization, the Trust's Board of Trustees determined that the reorganization is in the best interests of the Fund and its shareholders and that the interests of the Fund's shareholders will not be diluted as a result of the reorganization.

The reorganization of the Fund does not require shareholder approval, and you are not being asked to vote. We do, however, ask that you review carefully the enclosed prospectus/information statement, which contains information about the Acquiring Fund and the reorganization of the Fund into the Acquiring Fund.

If you have any questions or need additional information, please call 1-800-346-3621.

Sincerely,

Bradley J. Skapyak President Dreyfus Institutional Cash Advantage Funds

April 7, 2011

TRANSFER OF THE ASSETS OF
DREYFUS INSTITUTIONAL CASH ADVANTAGE PLUS FUND
TO AND IN EXCHANGE FOR SHARES OF
DREYFUS INSTITUTIONAL CASH ADVANTAGE FUND

QUESTIONS AND ANSWERS

The enclosed materials include a Prospectus/Information Statement containing information you need to know about the reorganization. However, we thought it also would be helpful to begin by answering some of the important questions you might have about the reorganization.

WHAT WILL HAPPEN TO MY DREYFUS INSTITUTIONAL CASH ADVANTAGE PLUS FUND INVESTMENT WHEN THE REORGANIZATION OCCURS?

You will become a shareholder of Dreyfus Institutional Cash Advantage Fund (the "Acquiring Fund"), an open-end investment company managed by The Dreyfus Corporation ("Dreyfus"), on or about June 7, 2011 (the "Closing Date"), and will no longer be a shareholder of Dreyfus Institutional Cash Advantage Plus Fund (the "Fund"). You will receive Institutional Advantage shares, Administrative Advantage shares, Investor Advantage shares or Participant Advantage shares of the Acquiring Fund corresponding to your Institutional Advantage shares, Administrative Advantage shares, Investor Advantage shares or Participant Advantage shares of the Fund with a value equal to the value of your investment in the Fund as of the Closing Date. The Fund will then cease operations and will be terminated as a series of Dreyfus Institutional Cash Advantage Funds (the "Trust").

WHAT ARE THE BENEFITS OF THE REORGANIZATION FOR ME?

The Trust's Board of Trustees (the "Board") believes that the reorganization will permit Fund shareholders to pursue the same investment goals in a substantially larger fund that also is managed by Dreyfus. By combining the Fund with the Acquiring Fund, which has substantially more assets than the Fund, Fund shareholders should benefit from more efficient portfolio management. The Acquiring Fund has a comparable total expense ratio and a comparable performance record as the Fund. The reorganization also will eliminate the duplication of resources and costs associated with servicing the funds as separate entities. Other potential benefits are described in the enclosed Prospectus/Information Statement.

DO THE FUNDS HAVE SIMILAR INVESTMENT GOALS AND STRATEGIES?

Yes. The Fund and the Acquiring Fund seek as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. As money market funds, the Fund and the Acquiring Fund are each subject to the maturity, quality, diversification and liquidity requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"), to help them maintain a $1.00 share price. The investment policies, practices and limitations (and the related risks) of the Fund and the Acquiring Fund are substantially similar. To pursue its goal, each fund invests in a diversified portfolio of high-quality, dollar-denominated short-term debt securities. Dreyfus is the investment adviser to the Fund and the Acquiring Fund and provides day-to-day management of the Fund's and the Acquiring Fund's investments. MBSC Securities Corporation, a wholly-owned subsidiary of Dreyfus, distributes the shares of the Fund and the Acquiring Fund. For additional information regarding the Fund and the Acquiring Fund, please refer to the enclosed Prospectus/Information Statement.

WHAT ARE THE TAX CONSEQUENCES OF THE REORGANIZATION?

The reorganization will not be a taxable event for federal income tax purposes. Shareholders will not recognize any capital gain or loss as a direct result of the reorganization. A shareholder's tax basis and holding period in Fund shares will carry over to the shareholder's Acquiring Fund shares. As a condition to the closing of the reorganization, the Fund and the Acquiring Fund will receive an opinion of counsel to the effect that, for federal income tax purposes, the reorganization will qualify as a tax-free reorganization and, thus, no gain or loss will be recognized by the Fund, the Fund's shareholders, or the Acquiring Fund as a result of the reorganization. The Fund will distribute any undistributed net investment income and net realized capital gains prior to the reorganization, which distribution will be taxable to shareholders.

WILL I ENJOY THE SAME PRIVILEGES AS A SHAREHOLDER OF THE ACQUIRING FUND THAT I CURRENTLY HAVE AS A SHAREHOLDER OF THE FUND?

Yes. The Acquiring Fund will offer you the same shareholder privileges you currently have as a shareholder of the Fund.

WILL THE REORGANIZATION RESULT IN A HIGHER MANAGEMENT FEE OR HIGHER TOTAL FUND EXPENSES?

No. As of August 1, 2010, as a result of shareholder approval of a new management agreement, the Fund and the Acquiring Fund each agreed to pay Dreyfus a management fee at the annual rate of 0.15% of the value of the respective fund's average daily net assets. In addition, each class of shares of the Acquiring Fund had a comparable total expense ratio as the corresponding class of shares of the Fund, based on the expenses of each fund as of the fund's most recent fiscal year end, as restated to reflect the new management agreement.

WHO WILL PAY THE EXPENSES OF THE REORGANIZATION?

Dreyfus, and not the Fund or the Acquiring Fund, will pay the expenses directly related to the reorganization.

WHY DID THE TRUST'S BOARD APPROVE THE REORGANIZATION?

After considering, among other factors, the terms and conditions of the reorganization, the investment management policies of, as well as shareholder services offered by, the Fund and the Acquiring Fund, the expense ratios of the Fund and the Acquiring Fund, and the relative performance of the Fund and the Acquiring Fund, the Board believes that reorganizing the Fund into the Acquiring Fund is in the best interests of the Fund and its shareholders and that the interests of the Fund's shareholders will not be diluted as a result of the reorganization. In reaching this conclusion, the Board determined that reorganizing the Fund into the Acquiring Fund, which also is managed by Dreyfus and has the same investment objective and substantially similar investment management policies, a comparable total expense ratio and a comparable performance record as the Fund, offers potential benefits to Fund shareholders. These potential benefits include permitting Fund shareholders to pursue the same investment goals in a substantially larger fund. By combining the Fund with the Acquiring Fund, shareholders of the Fund also should benefit from more efficient portfolio management.

WHY IS NO SHAREHOLDER ACTION NECESSARY?

Because the reorganization of the Fund into the Acquiring Fund satisfies the requisite conditions of Rule 17a-8 under the 1940 Act, in accordance with the Trust's Amended and Restated Declaration of Trust, and applicable Massachusetts state and U.S. federal law (including Rule 17a-8), the reorganization may be effected without the approval of shareholders of either fund.

Transfer of the Assets of

DREYFUS INSTITUTIONAL CASH ADVANTAGE PLUS FUND
(A Series of Dreyfus Institutional Cash Advantage Funds)

To and in Exchange for Shares of

DREYFUS INSTITUTIONAL CASH ADVANTAGE FUND
(A Series of Dreyfus Institutional Cash Advantage Funds)

PROSPECTUS/INFORMATION STATEMENT
MARCH 29, 2011
_______________________________________

This Prospectus/Information Statement is being furnished to you by the Board of Trustees of Dreyfus Institutional Cash Advantage Funds (the "Trust") because you are a shareholder of Dreyfus Institutional Cash Advantage Plus Fund (the "Fund"), a series of the Trust. As provided in a Plan of Reorganization approved by the Trust's Board, the Fund will transfer all of its assets to Dreyfus Institutional Cash Advantage Fund (the "Acquiring Fund"), also a series of the Trust, in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund's stated liabilities, as described in this Prospectus/Information Statement (the "Reorganization"). Upon consummation of the Reorganization, the Acquiring Fund's shares received by the Fund will be distributed to Fund shareholders, with each shareholder receiving a pro rata distribution of the Acquiring Fund's shares (or fractions thereof) for Fund shares held prior to the Reorganization. It is contemplated that each shareholder will receive for his or her Fund shares a number of Institutional Advantage shares, Administrative Advantage shares, Investor Advantage shares or Participant Advantage shares (or fractions thereof) of the Acquiring Fund equal in value to the aggregate net asset value of the shareholder's Institutional Advantage shares, Administrative Advantage shares, Investor Advantage shares or Participant Advantage shares as of the date of the Reorganization. The Acquiring Fund shares received by each Fund shareholder will be of the same share class as the shareholder's Fund shares.

No vote of the shareholders of the Fund will be taken with respect to the matters described in this Prospectus/Information Statement. THE FUND IS NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND A PROXY TO THE FUND.

This Prospectus/Information Statement, which should be retained for future reference, concisely sets forth information about the Acquiring Fund that Fund shareholders should know. This Prospectus/Information Statement is being mailed on or about April 20, 2011 to the Fund's shareholders of record as of the close of business on March 25, 2011.

A Statement of Additional Information ("SAI") dated March 29, 2011, relating to this Prospectus/Information Statement, has been filed with the Securities and Exchange Commission (the "Commission") and is incorporated by reference in its entirety. The Commission maintains a website (http://www.sec.gov) that contains the SAI, material incorporated in this Prospectus/Information Statement by reference, and other information regarding the Acquiring Fund and the Fund. A copy of the SAI is available without charge by calling 1-800-346-3621, or writing to the Acquiring Fund at its offices at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

______________________________________________________________________________

Shares of the Acquiring Fund and the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Investing in the Acquiring Fund, as in the Fund, involves certain risks, including the possible loss of principal.
______________________________________________________________________________

The Securities and Exchange Commission has not approved or disapproved the Acquiring Fund's shares or passed upon the accuracy or adequacy of this Prospectus/Information Statement. Any representation to the contrary is a criminal offense.
______________________________________________________________________________

The Fund and the Acquiring Fund are open-end management investment companies known as money market mutual funds. The Fund and the Acquiring Fund have the same investment objective and substantially similar investment management policies. The Dreyfus Corporation ("Dreyfus") is the investment adviser for the Fund and the Acquiring Fund. A comparison of the Fund and the Acquiring Fund is set forth in this Prospectus/Information Statement.

The Acquiring Fund's Prospectus dated September 1, 2010, Annual Report for its fiscal year ended April 30, 2010 (including its audited financial statements for the fiscal year) and Semi-Annual Report for the six-month period ended October 31, 2010 accompany this Prospectus/Information Statement. The Acquiring Fund's Prospectus and the financial statements contained in its Annual Report are incorporated into this Prospectus/Information Statement by reference. For a free copy of the Fund's most-recent Prospectus or its Annual Report for the fiscal year ended April 30, 2010 or its Semi-Annual Report for the six-month period ended October 31, 2010, please call your financial adviser, call 1-800-346-3621, or write to the Fund at its offices located at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

TABLE OF CONTENTS

Summary	4

Reasons for the Reorganization	12

Information about the Reorganization	13

Additional Information about the Acquiring Fund and the Fund	15

Financial Statements and Experts	19

Exhibit A: Plan of Reorganization	A-1

PLAN OF REORGANIZATION PROVIDING FOR THE TRANSFER OF ALL
OF THE FUND'S ASSETS TO THE ACQUIRING FUND

SUMMARY

This Summary is qualified by reference to the more complete information contained elsewhere in this Prospectus/Information Statement, the Acquiring Fund's Prospectus, the Fund's Prospectus and the Plan of Reorganization (the "Plan") attached to this Prospectus/Information Statement as Exhibit A.

Transaction. The Trust's Board of Trustees (the "Board"), all of whose members are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund or the Acquiring Fund, has unanimously approved the Plan. The Plan provides that on the date of the Reorganization the Fund assign, transfer and convey to the Acquiring Fund all of the assets of the Fund, including all securities and cash, in exchange for Institutional Advantage shares, Administrative Advantage shares, Investor Advantage shares and Participant Advantage shares of the Acquiring Fund having an aggregate net asset value equal to the value of the Fund's net assets, and the Acquiring Fund assume the Fund's stated liabilities. The Fund will distribute all Acquiring Fund shares received by it among its shareholders so that each holder of Institutional Advantage shares, Administrative Advantage shares, Investor Advantage shares or Participant Advantage shares of the Fund will receive a pro rata distribution of the Acquiring Fund's Institutional Advantage shares, Administrative Advantage shares, Investor Advantage shares or Participant Advantage shares (or fractions thereof) having an aggregate net asset value equal to the aggregate net asset value of the shareholder's Fund shares as of the date of the Reorganization. The Acquiring Fund shares received by each Fund shareholder will be of the same share class as the shareholder's Fund shares. The Fund will then cease operations and will be terminated as a series of the Trust.

As a result of the Reorganization, each Fund shareholder will cease to be a shareholder of the Fund and will become a shareholder of the Acquiring Fund as of the close of business on the date of the Reorganization.

The Board concluded unanimously that the Reorganization is in the best interests of the Fund and the Acquiring Fund, and their respective shareholders, and that the interests of each fund's shareholders will not be diluted as a result of the Reorganization. See "Reasons for the Reorganization."

Federal Income Tax Consequences. The Reorganization will not be a taxable event for federal income tax purposes. As a condition to the closing of the Reorganization, the Fund and the Acquiring Fund will receive an opinion of counsel to the effect that, for federal income tax purposes, the Reorganization will qualify as a tax-free reorganization and, thus, no gain or loss will be recognized by the Fund, the Fund's shareholders, or the Acquiring Fund as a result of the Reorganization. Certain tax attributes of the Fund will carry over to the Acquiring Fund, including the ability of the Acquiring Fund to utilize the Fund's capital loss carryforward. See "Information about the Reorganization—Federal Income Tax Consequences," "—Capital Loss Carryforward" and "—Sale of Portfolio Securities."

Comparison of the Fund and the Acquiring Fund. The following discussion is primarily a summary of certain parts of the Fund's Prospectus and the Acquiring Fund's Prospectus. Information contained in this Prospectus/Information Statement is qualified by the more complete information set forth in such Prospectuses, which are incorporated herein by reference.

Goal and Approach. The Fund and the Acquiring Fund are money market funds with the same investment objective and substantially similar investment management policies. Each fund seeks as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. Each fund's investment objective is a fundamental policy which cannot be changed without the approval of the holders of a majority (as defined in the 1940 Act) of the relevant fund's outstanding voting securities.

As a money market fund, each fund is subject to the maturity, quality, diversification and liquidity requirements of Rule 2a-7 under the 1940 Act, which are designed to help money market funds maintain a stable share price of $1.00. The Acquiring Fund, like the Fund, is required to hold at least 30% of its assets in cash, U.S. Treasury securities, certain other government securities with remaining maturities of 60 days or less, or securities that can readily be converted into cash within five business days. In addition, each fund is required to hold at least 10% of its assets in cash, U.S. Treasury securities, or securities that can readily be converted into cash within one business day. The maximum weighted average maturity of each fund's portfolio is 60 days and the maximum weighted average life to maturity of each fund's portfolio is 120 days. Each fund purchases securities with the highest credit rating only, or the unrated equivalent as determined by Dreyfus.

To pursue its goal, the Acquiring Fund, like the Fund, normally invests in a diversified portfolio of high-quality, dollar-denominated short-term debt securities, including:

•	securities issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities

•	certificates of deposit, time deposits, bankers' acceptances and other short-term securities issued by domestic banks or foreign banks or thrifts or their subsidiaries or branches

•	repurchase agreements, including tri-party repurchase agreements

•	domestic and dollar-denominated foreign commercial paper, and other short-term corporate obligations, including those with floating or variable rates of interest

•	dollar-denominated obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions or agencies

•	asset-backed securities

Normally, the Acquiring Fund, like the Fund, invests at least 25% of its net assets in domestic or dollar-denominated foreign bank obligations.

See "Goal and Approach" in the funds' combined Prospectus and "Description of the Company and Funds" in the funds' combined Statement of Additional Information for a more complete description of investment policies.

Investment Risks. The risks associated with an investment in the Fund and the Acquiring Fund are substantially similar. An investment in the Acquiring Fund, as well as in the Fund, is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although each fund seeks to preserve the value of a shareholder's investment at $1.00 per share, it is possible to lose money by investing in either fund. Each fund's yield will fluctuate as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates. Additionally, while each fund has maintained a constant share price since inception, and will continue to try to do so, neither Dreyfus nor its affiliates are required to make a capital infusion, enter into a capital support agreement or take other actions to prevent either fund's share price from falling below $1.00.

The following are the principal risks that could reduce the Fund's or Acquiring Fund's income level and/or share price:

•
Interest rate risk. This risk refers to the decline in the prices of fixed-income securities that may accompany a rise in the overall level of interest rates. A sharp and unexpected rise in interest rates could cause a money market fund's share price to drop below a dollar. However, the extremely short maturities of the securities held in money market portfolios -- a means of achieving an overall fund objective of principal safety -- reduces their potential for price fluctuation. A low interest rate environment may prevent the fund from providing a positive yield or paying fund expenses out of fund assets and could impair the fund's ability to maintain a stable net asset value.

•
Credit risk. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a security held by the fund, can cause the security's price to fall, potentially lowering the fund's share price. Although each fund invests only in high-quality debt securities, any of the fund's holdings could have its credit rating downgraded or could default. The credit quality of the securities held by the fund can change rapidly in certain market environments, and the default of a single holding could have the potential to cause significant deterioration of the fund's net asset value.

•
Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities may fall dramatically, potentially lowering the fund's share price, even during periods of declining interest rates. Also, during such periods, redemptions by a few large investors in the fund may have a significant adverse effect on the fund's net asset value and remaining fund shareholders.

•
Banking industry risk. The risks generally associated with concentrating investments in the banking industry, such as interest rate risk, credit risk, and regulatory developments relating to the banking industry.

•
Foreign investment risk. The risks generally associated with dollar-denominated foreign investments, such as economic and political developments, seizure or nationalization of deposits, imposition of taxes or other restrictions on payment of principal and interest.

•
Government securities risk. Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the fund does not apply to the market value of such security or to shares of the fund itself. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. In addition, because many types of U.S. government securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities.

•	Counterparty risk. The fund is subject to the risk that a counterparty in a repurchase agreement could fail to honor the terms of its agreement.

See "Investment Risks" in the funds' combined Prospectus and "Description of the Company and Funds" in the funds' combined Statement of Additional Information for a more complete description of investment risks.

Fees and Expenses. The fees and expenses set forth in the tables below for the Fund and the Acquiring Fund are based on each fund's fiscal year ended April 30, 2010. The "Pro Forma After Reorganization" expenses are based on the fees and expenses of the funds as of the funds' fiscal year ended April 30, 2010, and assume the Reorganization was consummated on that date. For each fund, the management fees and other expenses in the tables below have been restated to reflect shareholder approval of a new management agreement between the Trust, on behalf of the funds, and Dreyfus, effective August 1, 2010, which provides for, in addition to investment advisory services, the administrative services previously provided by Dreyfus pursuant to a separate administration agreement, which was terminated, and the fees thereunder. Pursuant to the new management agreement, the Acquiring Fund and the Fund have each agreed to pay Dreyfus a management fee at the annual rate of 0.15% of the value of the respective fund's average daily net assets. For each fund, the new management agreement also provides for the fund to bear certain fund operating expenses previously borne by Dreyfus, which are estimated in the tables for the current fiscal year. In addition, for each fund, other expenses do not reflect the fee paid by the fund to the U.S. Treasury Department in connection with the fund's participation under the Treasury Department's Temporary Guarantee Program for Money Market Funds (the "Program") for the period from May 1, 2009 through September 18, 2009 (the termination date of the fund's participation in the Program). Finally, Dreyfus has undertaken to reimburse expenses of the Fund and the Acquiring Fund to maintain current yields at certain levels. Such undertaking is voluntary and may be terminated at any time. The total annual fund operating expenses in the tables below do not reflect this undertaking. Neither fund charges any sales loads, redemption fees or exchange fees. Annual fund operating expenses are paid out of fund assets, so their effect is reflected in the amount of income available for distribution to shareholders.

Annual fund operating expenses
(expenses that you pay each year
as a percentage of the value of your investment):

	Fund Institutional Advantage Shares	Acquiring Fund Institutional Advantage Shares	Pro Forma After Reorganization Acquiring Fund Institutional Advantage Shares
Management fees	0.15%	0.15%	0.15%
Other expenses	0.01%1	0.00%2	0.00%2
Total annual fund operating expenses	0.16%	0.15%	0.15%
_______________
1	If the Program fee had been reflected, other expenses, as restated and estimated, would have been 0.03% and total annual fund operating expenses would have been 0.18%.
2	If the Program fee had been reflected, other expenses, as restated and estimated, would have been 0.01% and total annual fund operating expenses would have been 0.16%.

	Fund Administrative Advantage Shares	Acquiring Fund Administrative Advantage Shares	Pro Forma After Reorganization Acquiring Fund Administrative Advantage Shares
Management fees	0.15%	0.15%	0.15%
Distribution and/or Service (12b-1) fees	0.07%	0.07%	0.07%
Other expenses	0.01%1	0.00%2	0.00%2
Total annual fund operating expenses	0.23%	0.22%	0.22%
_______________
1	If the Program fee had been reflected, other expenses, as restated and estimated, would have been 0.03% and total annual fund operating expenses would have been 0.25%.
2	If the Program fee had been reflected, other expenses, as restated and estimated, would have been 0.01% and total annual fund operating expenses would have been 0.23%.

	Fund Investor Advantage Shares	Acquiring Fund Investor Advantage Shares	Pro Forma After Reorganization Acquiring Fund Investor Advantage Shares
Management fees	0.15%	0.15%	0.15%
Distribution and/or Service (12b-1) fees	0.25%	0.25%	0.25%
Other expenses	0.01%1	0.00%2	0.00%2
Total annual fund operating expenses	0.41%3	0.40%3	0.40%3
_______________
1	If the Program fee had been reflected, other expenses, as restated and estimated, would have been 0.03% and total annual fund operating expenses would have been 0.43%.
2	If the Program fee had been reflected, other expenses, as restated and estimated, would have been 0.01% and total annual fund operating expenses would have been 0.41%.
3
If Dreyfus' voluntary expense reimbursement were reflected, total annual fund operating expenses for the Fund, the Acquiring Fund and the Pro Forma combined fund would have been 0.28%, 0.35% and 0.35%, respectively.

	Fund Participant Advantage Shares	Acquiring Fund Participant Advantage Shares	Pro Forma After Reorganization Acquiring Fund Participant Advantage Shares
Management fees	0.15%	0.15%	0.15%
Distribution and/or Service (12b-1) fees	0.40%	0.40%	0.40%
Other expenses	0.01%1	0.00%2	0.00%2
Total annual fund operating expenses	0.56%3	0.55%3	0.55%3
_______________
1	If the Program fee had been reflected, other expenses, as restated and estimated, would have been 0.03% and total annual fund operating expenses would have been 0.58%.
2	If the Program fee had been reflected, other expenses, as restated and estimated, would have been 0.01% and total annual fund operating expenses would have been 0.56%.
3
If Dreyfus' voluntary expense reimbursement were reflected, total annual fund operating expenses for the Fund, the Acquiring Fund and the Pro Forma combined fund would have been 0.29%, 0.34% and 0.34%, respectively. In addition, Dreyfus has undertaken to limit the expenses of the Acquiring Fund's Participant Advantage shares so that they do not exceed 0.51%. Such expense undertaking also is voluntary, not contractual, and may be terminated at any time.

Example

The Examples below are intended to help you compare the cost of investing in the Fund and the Acquiring Fund. The "Pro Forma After Reorganization" Example shows the Reorganization of the Fund and the Acquiring Fund. Each Example assumes that you invest $10,000 in the respective fund for the time periods indicated. Each Example also assumes that your investment has a 5% return each year and that the respective fund's operating expenses remain the same. The Examples are based on the operating expenses of the respective funds, as of the fiscal year ended April 30, 2010, as restated to reflect shareholder approval of a new management agreement with Dreyfus. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Fund
	Institutional Advantage Shares	Administrative Advantage Shares	Investor Advantage Shares	Participant Advantage Shares
1 Year	$16	$24	$42	$57
3 Years	$52	$74	$132	$179
5 Years	$90	$130	$230	$313
10 Years	$205	$293	$518	$701

	Acquiring Fund
	Institutional Advantage Shares	Administrative Advantage Shares	Investor Advantage Shares	Participant Advantage Shares
1 Year	$15	$23	$41	$56
3 Years	$48	$71	$128	$176
5 Years	$85	$124	$224	$307
10 Years	$192	$280	$505	$689

	Pro Forma After Reorganization Acquiring Fund
	Institutional Advantage Shares	Administrative Advantage Shares	Investor Advantage Shares	Participant Advantage Shares
1 Year	$15	$23	$41	$56
3 Years	$48	$71	$128	$176
5 Years	$85	$124	$224	$307
10 Years	$192	$280	$505	$689

Past Performance. The bar charts and tables below provide some indication of the risks of investing in the Acquiring Fund and the Fund. The bar chart for the Acquiring Fund shows the changes in the performance of the Acquiring Fund's Institutional Advantage shares from year to year and the bar chart for the Fund shows the changes in the performance of the Fund's Institutional Advantage shares from year to year. The table for each fund shows the respective fund's average annual total returns over time. Of course, past performance (before and after taxes) is no guarantee of future results. More recent performance information may be available at www.dreyfus.com.

Acquiring Fund — Institutional Advantage Shares
Year-by-year total returns as of 12/31 each year (%)

		+1.09	+1.29	+3.19	+5.05	+5.30	+2.95	+0.56	+0.19
'01	'02	'03	'04	'05	'06	'07	'08	'09	'10

Best Quarter:	Q3 '07	+1.33%
Worst Quarter:	Q1 '10	+0.03%

Acquiring Fund Average annual total returns as of 12/31/10
Share class	1 Year	5 Years	Since Inception (6/3/02)
Institutional Advantage Shares	0.19%	2.79%	2.38%
Administrative Advantage Shares	0.12%	2.72%	2.31%
Investor Advantage Shares	0.00%	2.55%	2.14%
Participant Advantage Shares	0.00%	2.45%	2.01%

Institutions may call toll-free 1-800-346-3621 for the current yield of each class of shares of the Acquiring Fund. Individuals or entities for whom institutions may purchase or redeem shares of the Acquiring Fund should call the institution directly.

Fund — Institutional Advantage Shares
Year-by-year total returns as of 12/31 each year (%)

		+1.09	+1.28	+3.19	+5.05	+5.28	+2.85	+0.50	+0.15
'01	'02	'03	'04	'05	'06	'07	'08	'09	'10

Best Quarter:	Q4 '06	+1.33%
Worst Quarter:	Q1 '10	+0.03%

Fund Average annual total returns as of 12/31/10
Share class	1 Year	5 Years	Since Inception (6/3/02)
Institutional Advantage Shares	0.15%	2.74%	2.35%
Administrative Advantage Shares	0.08%	2.67%	2.28%
Investor Advantage Shares	0.00%	2.51%	2.12%
Participant Advantage Shares	0.00%	2.40%	1.99%

Institutions may call toll-free 1-800-346-3621 for the current yield of each class of shares of the Fund. Individuals or entities for whom institutions may purchase or redeem shares of the Fund should call the institution directly.

Investment Adviser. The investment adviser for each fund is Dreyfus, 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $298 billion in 194 mutual fund portfolios. A discussion regarding the basis for the Board approving the funds' management agreement with Dreyfus is available in the funds' Semi-Annual Report for the six-month period ended October 31, 2010. Dreyfus is the primary mutual fund business of The Bank of New York Mellon Corporation ("BNY Mellon"), a global financial services company focused on helping clients move and manage their financial assets, operating in 36 countries and serving more than 100 markets. BNY Mellon is a leading provider of financial services for institutions, corporations and high-net-worth individuals, providing asset and wealth management, asset servicing, issuer services, and treasury services through a worldwide client-focused team. BNY Mellon has more than $24.4 trillion in assets under custody and administration and $1.14 trillion in assets under management, and it services more than $12.0 trillion in outstanding debt. Additional information is available at www.bnymellon.com.

Board Members. The Fund and the Acquiring Fund, as series of the Trust, have the same Board members. None of the Board members of the Fund or the Acquiring Fund is an "interested person" (as defined in the 1940 Act) of the Fund or the Acquiring Fund ("Independent Board Members").

Primary Portfolio Manager. Patricia A. Larkin serves as primary portfolio manager of each fund, and will continue to serve as the Acquiring Fund's primary portfolio manager after the Reorganization.

Independent Registered Public Accounting Firm. Ernst & Young LLP is the independent registered public accounting firm for the Fund and the Acquiring Fund.

Capitalization. The Fund and the Acquiring Fund have each classified their shares into four classes—Institutional Advantage shares, Administrative Advantage shares, Investor Advantage shares and Participant Advantage shares. The following table sets forth, as of February 10, 2011, (1) the capitalization of each class of the Fund's shares, (2) the capitalization of each class of the Acquiring Fund's shares and (3) the pro forma capitalization of each class of the Acquiring Fund's shares, showing the effect of the Reorganization had it occurred on such date.

	Fund Institutional Advantage Shares	Acquiring Fund Institutional Advantage Shares	Pro Forma After Reorganization Acquiring Fund Institutional Advantage Shares
Total net assets	$598,110,200.69	$38,819,876,002.73	$39,417,986,203.42
Net asset value per share	$1.00	$1.00	$1.00
Shares outstanding	598,107,469.200	38,819,713,307.603	39,417,820,776.803

	Fund Administrative Advantage Shares	Acquiring Fund Administrative Advantage Shares	Pro Forma After Reorganization Acquiring Fund Administrative Advantage Shares
Total net assets	$93,038.67	$719,766,791.85	$719,859,830.52
Net asset value per share	$1.00	$1.00	$1.00
Shares outstanding	93,038.430	719,763,271.210	719,856,309.640

	Fund Investor Advantage Shares	Acquiring Fund Investor Advantage Shares	Pro Forma After Reorganization Acquiring Fund Investor Advantage Shares
Total net assets	$497,221.77	$17,273,726.56	$17,770,948.33
Net asset value per share	$1.00	$1.00	$1.00
Shares outstanding	497,219.680	17,273,611.010	17,770,830.690

	Fund Participant Advantage Shares	Acquiring Fund Participant Advantage Shares	Pro Forma After Reorganization Acquiring Fund Participant Advantage Shares
Total net assets	$29,599.15	$253,160,136.61	$253,189,735.76
Net asset value per share	$1.00	$1.00	$1.00
Shares outstanding	29,599.100	253,158,775.080	253,188,374.180

The total net assets of the Fund and the Acquiring Fund (attributable to Institutional Advantage shares, Administrative Advantage shares, Investor Advantage shares and Participant Advantage shares), as of February 10, 2011, were $598,730,060.28 and $39,810,076,657.75, respectively. Each share has one vote. Shares have no preemptive or subscription rights and are freely transferable. All share classes of a fund invest in the same portfolio of securities, but the classes are subject to different charges and expenses.

Purchase Procedures. The purchase procedures of the Fund and the Acquiring Fund are the same. Each fund is designed for institutional investors, acting for themselves or in a fiduciary, advisory, agency, brokerage, custodial or similar capacity. Fund shares may not be purchased directly by individuals, although institutions may purchase shares for accounts maintained by individuals. Institutions purchasing fund shares on behalf of their clients determine which class is suitable for their clients. The minimum initial investment requirement is generally $250 million for each fund. See "Buying and Selling Shares" in the funds' combined Prospectus and "How to Buy Shares" and "Shareholder Services" in the funds' combined Statement of Additional Information for a discussion of purchase procedures.

Service Plan. Administrative Advantage shares, Investor Advantage shares and Participant Advantage shares of the Fund and the Acquiring Fund are subject to a plan adopted pursuant to Rule 12b-1 under the 1940 Act (the "Service Plan"). Under the Service Plan, each fund pays its distributor, MBSC Securities Corporation ("MBSC"), an annual fee based on the value of the average daily net assets attributable to such class of shares for distributing such classes of shares, for advertising and marketing and for providing certain services to shareholders of the respective class of shares. These services include answering shareholder inquiries regarding the funds and providing reports and other information, and services related to the maintenance of shareholder accounts. Under the Service Plan, as to each relevant class, MBSC may make payments to certain financial institutions in respect to these services. As to each fund, the fees payable under the Service Plan are payable without regard to actual expenses incurred.

Because Rule 12b-1 fees are paid out of the assets attributable to the relevant class of fund shares on an ongoing basis, over time they will increase the cost of your investment in such class of shares and may cost you more than paying other types of sales charges. See "Service Plan" in the funds' combined Statement of Additional Information for a discussion of the Service Plan.

Redemption Procedures. The redemption procedures of the Fund and the Acquiring Fund are the same. See "Buying and Selling Shares" in the funds' combined Prospectus and "How to Redeem Shares" and "Shareholder Services" in the funds' combined Statement of Additional Information for a discussion of redemption procedures.

Shareholder Services. The shareholder services offered by the Fund and the Acquiring Fund are the same. The privileges you currently have on your Fund account will transfer automatically to your account with the Acquiring Fund. See "Services for Fund Investors" in the funds' combined Prospectus and "Shareholder Services" in the funds' combined Statement of Additional Information for a further discussion of the shareholder services offered.

Distributions. The dividends and distributions policies of the Fund and the Acquiring Fund are the same. Each fund ordinarily declares dividends from its net investment income on each day the New York Stock Exchange or the transfer agent is open for regular business. The Fund and the Acquiring Fund usually pay dividends on the last calendar day of each month, which are automatically reinvested in additional shares of the relevant fund at net asset value or, at the investor's option, paid in cash. Distributions from net realized capital gains, if any, generally are declared and paid once a year. See "Distributions and Taxes" in the funds' combined Prospectus and "Dividends, Distributions and Taxes" in the funds' combined Statement of Additional Information for a further discussion of the funds' dividend policies.

REASONS FOR THE REORGANIZATION

Management of Dreyfus recommended to the Board that the Fund be merged with the Acquiring Fund. The Board determined that the Reorganization is in the best interests of the Fund and the Acquiring Fund, and their respective shareholders, and that the interests of each fund's shareholders will not be diluted as a result of the Reorganization. The Board believes that the Reorganization will permit Fund shareholders to pursue the same investment goals in a substantially larger fund with a comparable total expense ratio and a comparable performance record. As of February 10, 2011, the Fund had net assets of approximately $598.7 million and the Acquiring Fund had net assets of approximately $39.8 billion. By combining the Fund with the Acquiring Fund, which has substantially larger aggregate net assets, Fund shareholders should benefit from more efficient portfolio management and Dreyfus would be able to eliminate the duplication of resources and costs associated with servicing the funds as separate entities.

The Board considered that the Reorganization presents an opportunity for the Acquiring Fund to acquire investment assets without the obligation to pay transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to the Acquiring Fund.

In determining whether to approve the Reorganization, the Board considered the following factors, among others:  (1) the compatibility of the Fund's and the Acquiring Fund's investment objectives, management policies and restrictions, as well as shareholder services offered by the Fund and the Acquiring Fund; (2) the terms and conditions of the Reorganization and whether the Reorganization would result in dilution of shareholder interests; (3) the expense ratios and information regarding the fees and expenses of the Fund and the Acquiring Fund, as well as the estimated expense ratio of the combined Acquiring Fund; (4) the relative performance of the Fund and the Acquiring Fund; (5) the tax consequences of the Reorganization; and (6) that the costs to be incurred by the Fund and the Acquiring Fund in connection with the Reorganization would be borne by Dreyfus and not the Fund and the Acquiring Fund.

For the reasons described above, the Board, which is comprised entirely of Independent Board Members, approved the Reorganization for the funds.

INFORMATION ABOUT THE REORGANIZATION

Plan of Reorganization. The following summary of the Plan is qualified in its entirety by reference to the Plan attached to this Prospectus/Information Statement as Exhibit A. The Plan provides that the Acquiring Fund will acquire all of the assets of the Fund in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of the Fund's stated liabilities on June 7, 2011 or such other date as the Board may determine (the "Closing Date"). The number of Institutional Advantage shares, Administrative Advantage shares, Investor Advantage shares and Participant Advantage shares of the Acquiring Fund to be issued to the Fund will be determined on the basis of the relative net asset values per share and aggregate net assets of the corresponding class of shares of the Fund and the Acquiring Fund, computed as of 5:00 p.m., Eastern time, on the Closing Date. Portfolio securities of the Fund and the Acquiring Fund will be valued in accordance with the valuation practices of the Acquiring Fund, which are the same as those of the Fund and are described under the caption "Shareholder Guide—How to Buy Shares" in the funds' combined Prospectus and under the caption "Determination of Net Asset Value" in the funds' combined Statement of Additional Information.

On or before the Closing Date, the Fund will declare a dividend or dividends which, together with all previous dividends, will have the effect of distributing to Fund shareholders all of the Fund's previously undistributed investment company taxable income, if any, for the tax periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), its net exempt interest income for the tax periods ending on or before the Closing Date, and all of its previously undistributed net capital gain, if any, realized in the tax periods ending on or before the Closing Date (after reduction for any capital loss carryforward). Any such distribution will be taxable to Fund shareholders.

As soon as conveniently practicable after the Closing Date, the Fund will liquidate and distribute pro rata to its shareholders of record, as of the close of business on the Closing Date, Acquiring Fund shares received by it in the Reorganization. Such liquidation and distribution will be accomplished by establishing accounts on the share records of the Acquiring Fund in the name of each Fund shareholder, each account being credited with the respective pro rata number of Acquiring Fund shares due to the shareholder. The Acquiring Fund shares received by each Fund shareholder will be of the same share class as the shareholder's Fund shares. After such distribution and the winding up of its affairs, the Fund will cease operations and will be terminated as a series of the Trust. After the Closing Date, any outstanding certificates representing Fund shares will be canceled and the Acquiring Fund shares distributed to the Fund's shareholders of record will be reflected on the books of the Acquiring Fund as uncertificated, book-entry shares.

Under applicable legal and regulatory requirements, none of the Fund's shareholders will be entitled to exercise objecting shareholders' appraisal rights (i.e., to demand the fair value of their shares in connection with the Reorganization). Therefore, shareholders will be bound by the terms of the Reorganization under the  Plan. However, any Fund shareholder may redeem his or her Fund shares prior to the Reorganization without the imposition of any charges or fees. Completion of the Reorganization is subject to certain conditions set forth in the Plan, some of which may be waived by the Board. The Plan also may be amended prior to the Reorganization by the Board. The Trust's Board may terminate the Plan at any time prior to the Closing Date if circumstances should develop that, in the opinion of the Board, make proceeding with the Reorganization inadvisable.

The total expenses of the Reorganization, largely those for legal, accounting and printing expenses, are expected to be approximately $52,000, which will be borne by Dreyfus. The funds, however, will bear their respective portfolio transaction costs whether or not associated with the Reorganization.

Federal Income Tax Consequences. The exchange of Fund assets for Acquiring Fund Institutional Advantage shares, Administrative Advantage shares, Investor Advantage shares and Participant Advantage shares, the Acquiring Fund's assumption of the Fund's stated liabilities, and the Fund's distribution of those shares to Fund shareholders are intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Code. As a condition to the closing of the Reorganization, the Fund and the Acquiring Fund will receive the opinion of Stroock & Stroock & Lavan LLP, counsel to the Fund, the Acquiring Fund and the Independent Board Members, to the effect that, on the basis of the existing provisions of the Code, Treasury regulations issued thereunder, current administrative regulations and pronouncements and court decisions, and certain facts, assumptions and representations, for federal income tax purposes:  (1) the transfer of all of the Fund's assets to the Acquiring Fund in exchange solely for Acquiring Fund Institutional Advantage shares, Administrative Advantage shares, Investor Advantage shares and Participant Advantage shares and the assumption by the Acquiring Fund of the Fund's stated liabilities, followed by the distribution by the Fund of those Acquiring Fund Institutional Advantage shares, Administrative Advantage shares, Investor Advantage shares and Participant Advantage shares pro rata to Fund shareholders in complete liquidation of the Fund, will qualify as a "reorganization" within the meaning of Section 368(a) of the Code, and each of the Fund and the Acquiring Fund will be "a party to a reorganization"; (2) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the Fund's assets in exchange solely for Acquiring Fund Institutional Advantage shares, Administrative Advantage shares, Investor Advantage shares and Participant Advantage shares and the assumption by the Acquiring Fund of the Fund's stated liabilities pursuant to the Reorganization; (3) no gain or loss will be recognized by the Fund upon the transfer of its assets to the Acquiring Fund in exchange solely for Acquiring Fund Institutional Advantage shares, Administrative Advantage shares, Investor Advantage shares and Participant Advantage shares and the assumption by the Acquiring Fund of the Fund's stated liabilities or upon the distribution (whether actual or constructive) of those Acquiring Fund Institutional Advantage shares, Administrative Advantage shares, Investor Advantage shares and Participant Advantage shares to Fund shareholders in exchange for their shares of the Fund in liquidation of the Fund pursuant to the Reorganization; (4) no gain or loss will be recognized by Fund shareholders upon the exchange of their Fund Institutional Advantage shares, Administrative Advantage shares, Investor Advantage shares and Participant Advantage shares for Acquiring Fund Institutional Advantage shares, Administrative Advantage shares, Investor Advantage shares and Participant Advantage shares pursuant to the Reorganization; (5) the aggregate tax basis for the Acquiring Fund Institutional Advantage shares, Administrative Advantage shares, Investor Advantage shares and Participant Advantage shares received by each Fund shareholder pursuant to the Reorganization will be the same as the aggregate tax basis for the Fund shares held by such Fund shareholder immediately prior to the Reorganization, and the holding period of those Acquiring Fund Institutional Advantage shares, Administrative Advantage shares, Investor Advantage shares and Participant Advantage shares received by each Fund shareholder will include the period during which the Fund shares exchanged therefor were held by such Fund shareholder (provided the Fund shares were held as capital assets on the date of the Reorganization); and (6) the tax basis of each Fund asset acquired by the Acquiring Fund will be the same as the tax basis of such asset to the Fund immediately prior to the Reorganization, and the holding period of each Fund asset in the hands of the Acquiring Fund will include the period during which that asset was held by the Fund.

The Fund and the Acquiring Fund have not sought a tax ruling from the Internal Revenue Service ("IRS"). The opinion of counsel is not binding on the IRS, nor does it preclude the IRS from adopting a contrary position. Fund shareholders should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances. Because the foregoing discussion relates only to the federal income tax consequences of the Reorganization, Fund shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.

Capital Loss Carryforward. As of its fiscal year ended April 30, 2010, the Fund had an unused capital loss carryforward of approximately $1,771. The Fund can use this capital loss carryforward to offset certain capital gains and, accordingly, none of the Fund's capital loss carryforward is expected to be lost as a result of the Reorganization.

Sale of Portfolio Securities. As the funds are both money market funds managed in accordance with Rule 2a-7 under the 1940 Act and have identical investment objectives and substantially similar investment policies, there is no current expectation that the Fund's portfolio securities will be sold in connection with the Reorganization. Of course, the Fund and the Acquiring Fund may buy and sell securities in the normal course of their operations, the transaction costs for which would be borne by the respective fund.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND AND THE FUND

Information about the Acquiring Fund is incorporated by reference into this Prospectus/ Information Statement from the Acquiring Fund's Prospectus, forming a part of the Trust's Registration Statement on Form N-1A (File No. 333-86182). Information about the Fund is incorporated by reference into this Prospectus/Information Statement from the Fund's Prospectus, forming a part of the Trust's Registration Statement on Form N-1A (File No. 333-86182).

The Fund and the Acquiring Fund are subject to the requirements of the 1940 Act and file reports, proxy statements and other information with the Commission. Reports, proxy statements and other information filed by the Fund and the Acquiring Fund may be inspected and copied at the Public Reference Facilities of the Commission at 100 F Street, N.E., Washington, D.C. 20549. Text-only versions of fund documents can be viewed on-line or downloaded from www.sec.gov or www.dreyfus.com. Copies of such material also can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates.

Ownership of Shares. To the knowledge of the Fund and the Acquiring Fund, the following table shows the persons owning as of February 10, 2011, either of record or beneficially, 5% or more of a class of the outstanding shares of the Fund and the Acquiring Fund, respectively, and the percentage of the combined fund's shares to be owned by these persons if the Reorganization had been consummated as of that date.

	Percentage of Outstanding Shares
Name and Address	Before Reorganization	After Reorganization

Fund—Institutional Advantage Shares
Boston & Company Attention: Cash Sweep 3 Mellon Bank Center Pittsburgh, PA 15259-0001	87.8966%	1.3337%

Hare & Co. c/o Bank of New York Short Term Investment Funds 111 Sanders Creek Parkway, 2nd Floor East Syracuse, NY 13057-1382	12.1009%	0.1836%

Fund—Administrative Advantage Shares
Brett M. Samsky, IRA Rollover Chase Bank, Custodian Credigy Solutions, Inc. 3950 Johns Creek Court, Suite 100 Suwanee, GA 30024-1296	38.1689%	0.0049%

Robert Saltzman, IRA Chase Bank, Custodian 420 Lexington Avenue, Suite 501 New York, NY 10170-0599	18.2279%	0.0024%

Aubrey Guezuraga, Roth IRA Chase Bank, Custodian 5035 Ward Parkway Kansas City, MO 64112-2366	17.5688%	0.0023%

Sallie Guezuraga, Roth IRA Chase Bank, Custodian 5035 Ward Parkway Kansas City, MO 64112-2366	11.4961%	0.0015%

Marian Saltzman, IRA Chase Bank, Custodian 420 Lexington Avenue, Suite 501 New York, NY 10170-0599	9.8533%	0.0013%

Fund—Investor Advantage Shares
Morgan Stanley Smith Barney, FBO Saint Mary's College of California P.O. Box 4200 Moraga, CA 94575-4200	93.9832%	2.6296%

BNY Mellon Corporation MBC Investments Corporation 100 White Clay Center Drive, Suite 102 Newark, DE 19711	6.0168%	0.1683%

Fund—Participant Advantage Shares
BNY Mellon Corporation MBC Investments Corporation 100 White Clay Center Drive, Suite 102 Newark, DE 19711	100%	0.0117%

Acquiring Fund—Institutional Advantage Shares
Hare & Co. c/o Bank of New York Short Term Investment Funds 111 Sanders Creek Parkway, 2nd Floor East Syracuse, NY 13057-1382	20.3481%	20.0393%

Boston & Company Attention: Cash Sweep 3 Mellon Bank Center Pittsburgh, PA 15259-0001	13.0376%	12.8398%

J.P. Morgan Clearing Corp. (GAMA) 1 Metrotech Center North Brooklyn, NY 11201-3832	7.9644%	7.8436%

Banc of America Securities LLC Money Market Funds Omnibus 200 N. College Street, Fl. 3 Charlotte, NC 28202-2191	6.5182%	6.4193%

Acquiring Fund—Administrative Advantage Shares
Amalgamated Bank 15 Union Square New York, NY 10003	73.2304%	73.2209%

Hare & Co. c/o Bank of New York Short Term Investment Funds 111 Sanders Creek Parkway, 2nd Floor East Syracuse, NY 13057-1382	17.6973%	17.6950%

Banc of America Securities LLC Money Market Funds Omnibus 200 N. College Street, Fl. 3 Charlotte, NC 28202-2191	7.9219%	7.9209%

Acquiring Fund—Investor Advantage Shares
Hare & Co. c/o Bank of New York Short Term Investment Funds 111 Sanders Creek Parkway, 2nd Floor East Syracuse, NY 13057-1382	29.0886%	28.2747%

BNP Paribas Prime Brokerage, Inc. 787 7th Avenue, 8th Floor New York, NY 10019-6018	26.7903%	26.0407%

Banc of America Securities LLC Money Market Funds Omnibus 200 N. College Street, Fl. 3 Charlotte, NC 28202-2191	18.9399%	18.4100%

Wachovia Bank, FBO Various Retirement Plans 1525 West WT Harris Boulevard Charlotte, NC 28262-8522	14.3054%	13.9051%

Wells Fargo Securities LLC Attn: Money Funds Mail Code NC 0675 Building 1B1 1525 West WT Harris Boulevard Charlotte, NC 28262-8522	6.8134%	6.6228%

Acquiring Fund—Participant Advantage Shares
Jefferies & Company Inc. FBO Our Customers 34 Exchange Place Plaza III, Suite 705 Jersey City, NJ 07302-3885	77.3575%	77.3485%

Hare & Co. c/o Bank of New York Short Term Investment Funds 111 Sanders Creek Parkway, 2nd Floor East Syracuse, NY 13057-1382	17.6998%	17.6977%

A shareholder who beneficially owns, directly or indirectly, more than 25% of a fund's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the fund.

As of February 10, 2011, Board members and officers of the Trust, as a group, owned less than 1% of the Fund's or Acquiring Fund's outstanding shares.

FINANCIAL STATEMENTS AND EXPERTS

The audited financial statements of the Fund for the fiscal year ended April 30, 2010 and the audited financial statements of the Acquiring Fund for the fiscal year ended April 30, 2010 have been incorporated herein by reference in reliance upon the reports of Ernst & Young LLP, the independent registered public accounting firm for the Fund and the Acquiring Fund, given on their authority as experts in accounting and auditing. In addition, the unaudited financial statements of the Fund and the Acquiring Fund, each for the six months ended October 31, 2010, have been incorporated herein by reference.

EXHIBIT A

PLAN OF REORGANIZATION

PLAN OF REORGANIZATION dated as of February 17, 2011 (the "Plan"), adopted with respect to DREYFUS INSTITUTIONAL CASH ADVANTAGE PLUS FUND (the "Fund") and DREYFUS INSTITUTIONAL CASH ADVANTAGE FUND (the "Acquiring Fund"), each a series of DREYFUS INSTITUTIONAL CASH ADVANTAGE FUNDS, a Massachusetts business trust (the "Trust").

This Plan is intended to be and is adopted as a "plan of reorganization" within the meaning of the regulations under Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization will consist of the transfer of all of the assets of the Fund to the Acquiring Fund in exchange solely for the Acquiring Fund's Institutional Advantage shares ("Acquiring Fund Institutional Advantage Shares"), Administrative Advantage shares ("Acquiring Fund Administrative Advantage Shares"), Investor Advantage shares ("Acquiring Fund Investor Advantage Shares") and Participant Advantage shares ("Acquiring Fund Participant Advantage Shares") (collectively, the "Acquiring Fund Shares") of beneficial interest, par value $.001 per share, and the assumption by the Acquiring Fund of the liabilities of the Fund as described herein, and the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Fund in liquidation of the Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Plan (the "Reorganization").

The Fund and the Acquiring Fund are each diversified series of the Trust, a registered, open-end management investment company, and the Fund owns securities which are assets of the character in which the Acquiring Fund is permitted to invest.

Both the Acquiring Fund and the Fund are authorized to issue their shares of beneficial interest and the Trust's Board of Trustees (the "Board") has determined that the Reorganization is in the best interests of each fund and its shareholders and that the interests of each fund's existing shareholders will not be diluted as a result of the Reorganization.

1.             THE REORGANIZATION.

1.1           Subject to the terms and conditions contained herein, the Fund shall assign, transfer and convey to the Acquiring Fund all of the assets of the Fund as set forth in paragraph 1.2, free and clear of all liens, encumbrances and claims whatsoever, and the Acquiring Fund shall in exchange therefor (a) deliver to the Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, determined as set forth in paragraph 2.3; and (b) assume the stated liabilities of the Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing (the "Closing") as of the close of business on the closing date, provided for in paragraph 3.1 (the "Closing Date"). In lieu of delivering certificates for the Acquiring Fund Shares, the Acquiring Fund shall credit the Acquiring Fund Shares to the Fund's account on the books of the Acquiring Fund and shall deliver a confirmation thereof to the Fund.

1.2           The assets of the Fund to be acquired by the Acquiring Fund shall consist of all assets, including, without limitation, all portfolio securities, cash, cash equivalents, commodities, interests in futures and other financial instruments, claims (whether absolute or contingent, known or unknown), receivables (including dividends or interest and other receivables) and other property belonging to the Fund, and any deferred or prepaid expenses, reflected on an unaudited statement of assets and liabilities of the Fund approved by The Dreyfus Corporation ("Dreyfus"), as of the Valuation Date (as defined in paragraph 2.1), in accordance with U.S. generally accepted accounting principles ("GAAP") consistently applied from the Fund's prior audited period (the "Assets").

1.3           The Fund will endeavor to identify and, to the extent practicable, discharge all of its known liabilities and obligations before the Closing Date. The Acquiring Fund shall assume the liabilities, expenses, costs, charges and reserves reflected on an unaudited statement of assets and liabilities of the Fund approved by Dreyfus, as of the Valuation Date, in accordance with GAAP consistently applied from the Fund's prior audited period. The Acquiring Fund shall assume only those liabilities of the Fund reflected in that unaudited statement of assets and liabilities and shall not assume any other liabilities, whether absolute or contingent.

1.4           Delivery of the Fund's Assets shall be made on the Closing Date to The Bank of New York Mellon, One Wall Street, New York, New York 10286, the Acquiring Fund's custodian (the "Custodian"), for the account of the Acquiring Fund, with all securities not in bearer or book-entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to the Custodian for the account of the Acquiring Fund free and clear of all liens, encumbrances, rights, restrictions and claims. All cash delivered shall be in the form of immediately available funds payable to the order of the Custodian for the account of the Acquiring Fund.

1.5           The Fund will pay or cause to be paid to the Acquiring Fund any interest received on or after the Closing Date with respect to Assets transferred to the Acquiring Fund hereunder. The Fund will transfer to the Acquiring Fund any distributions, rights or other assets received by the Fund after the Closing Date as distributions on or with respect to the securities transferred. Such assets shall be deemed included in the Assets transferred to the Acquiring Fund on the Closing Date and shall not be separately valued.

1.6           As soon after the Closing Date as is conveniently practicable, the Fund will distribute pro rata to the holders of record of the Fund's Institutional Advantage shares, Administrative Advantage shares, Investor Advantage shares and Participant Advantage shares, determined as of the close of business on the Closing Date ("Fund Shareholders"), Acquiring Fund Institutional Advantage Shares, Acquiring Fund Administrative Advantage Shares, Acquiring Fund Investor Advantage Shares and Acquiring Fund Participant Advantage Shares, respectively, received by the Fund pursuant to paragraph 1.1, and will completely liquidate and, promptly thereafter, terminate in accordance with applicable laws of the Commonwealth of Massachusetts and federal securities laws. Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Fund Shareholders and representing the respective pro rata number of the applicable Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Fund simultaneously will be canceled on the books of the Fund and will be null and void. Acquiring Fund Shares distributed to Fund Shareholders will be reflected on the books of the Acquiring Fund as uncertificated, book-entry shares; the Acquiring Fund will not issue share certificates in the Reorganization.

1.7           Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. The Acquiring Fund Shares will be issued in the manner described in the Acquiring Fund's then-current prospectus and statement of additional information.

1.8           Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquiring Fund Shares on the books of the Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.9           Any reporting responsibility of the Fund, including the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Fund up to and including the Closing Date and such later date on which the Fund's existence is terminated.

2.             VALUATION.

2.1           The value of the Fund's Assets to be acquired, and the amount of the Fund's liabilities to be assumed, by the Acquiring Fund hereunder shall be computed as of 5:00 p.m., Eastern time on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Trust's Amended and Restated Agreement and Declaration of Trust (the "Declaration of Trust") and the then-current combined prospectus or statement of additional information of the funds.

2.2           The value of the Fund's Assets and the net asset value of an Acquiring Fund Share shall be based on the amortized cost valuation procedures that have been adopted by the Board. Any provision in this Plan to the contrary notwithstanding, if the difference between the per share net asset values of the Fund's shares and the Acquiring Fund Shares equals or exceeds $.0025 on the Valuation Date, as computed by using market values in accordance with the policies and procedures established by the Trust (or as otherwise determined by the Board), the Board may postpone the Closing Date until such time as the per share difference is less than $.0025.

2.3           The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Fund's net assets shall be determined by dividing the value of the net assets of the applicable class of the Fund, determined using the same valuation procedures referred to in paragraphs 2.1 and 2.2, by the net asset value of one Acquiring Fund Share of the corresponding class, determined in accordance with paragraph 2.2.

2.4           All computations of value shall be made in accordance with the regular practices of Dreyfus as fund accountant for the Fund and the Acquiring Fund.

3.             CLOSING AND CLOSING DATE.

3.1           The Closing Date shall be June 7, 2011, or such other date as the Board may determine. All acts taking place at the Closing shall be deemed to take place simultaneously on the Closing Date unless otherwise provided. The Closing shall be held at 5:00 p.m., Eastern time, at the offices of Dreyfus, 200 Park Avenue, 7th Floor, New York, New York, or such other time and/or place as the Board may determine.

3.2           The Custodian shall deliver at the Closing a certificate of an authorized officer stating that the Fund's Assets have been delivered in proper form to the Acquiring Fund on the Closing Date. The Fund's portfolio securities and instruments deposited with a securities depository (as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended (the "1940 Act")) or with a permitted counterparty or futures commission merchant (as defined in Rule 17f-6 under the 1940 Act) shall be delivered to the Custodian as of the Closing Date by book entry, in accordance with the customary practices of the Custodian. The cash to be transferred by the Fund shall be delivered to the Custodian for the account of the Acquiring Fund by wire transfer of federal funds on the Closing Date.

3.3           If on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Fund shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored or such other date as the Board may determine.

3.4           The Fund's transfer agent shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Fund Shareholders and the number and percentage ownership of outstanding Administrative Advantage, Institutional Advantage, Investor Advantage and Participant Advantage shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund's transfer agent shall issue and deliver to the Secretary of the Trust a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date, or provide evidence satisfactory to the Trust that such Acquiring Fund Shares have been credited to the Fund's account on the books of the Acquiring Fund.

3.5           If the Fund is unable to make delivery to the Custodian pursuant to paragraph 3.2 of any of the Assets for the reason that any of such Assets have not yet been delivered to the Fund by the Fund's broker, dealer or other counterparty, then, in lieu of such delivery, the Fund shall deliver with respect to said Assets executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by the Acquiring Fund or the Custodian, including broker confirmation slips.

4.             CONDITIONS PRECEDENT.

4.1           The Trust's obligation to implement this Plan on the Acquiring Fund's behalf shall be subject to satisfaction of the following conditions at or before (and continuing through) the Closing:

(a)          The Fund is a duly established and designated series of the Trust, a voluntary association with transferable shares of the type commonly referred to as a Massachusetts business trust, duly organized and validly existing under the laws of the Commonwealth of Massachusetts, and has the power to carry out its obligations under this Plan.

(b)          The Trust is registered under the 1940 Act as an open-end management investment company, and the Fund's shares are registered under the Securities Act of 1933, as amended (the "1933 Act"), and such registrations have not been revoked or rescinded and are in full force and effect. The Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.

(c)          The current prospectus and statement of additional information of the Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d)          The Fund is not, and the adoption and performance of this Plan will not result, in material violation of the Declaration of Trust or the Trust's By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust is a party on behalf of the Fund or by which the Fund is bound, nor will the adoption and performance of this Plan result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust is a party on behalf of the Fund or by which the Fund is bound.

(e)          The Fund has no material contracts or other commitments outstanding which will be terminated with liability to it on or prior to the Closing Date.

(f)           No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Fund of the transactions contemplated herein, except as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act and by state securities laws.
(g)          No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to the Trust's knowledge threatened against the Fund or any of the Fund's properties or assets which, if adversely determined, would materially and adversely affect the Fund's financial condition or the conduct of the Fund's business. The Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Fund's business or the Fund's ability to consummate the transactions contemplated herein.

(h)          The Statements of Assets and Liabilities, Statements of Operations, Statements of Changes in Net Assets and Statements of Investments (indicating their market values) of the Fund for each of the Fund's five fiscal years ended April 30, 2010 have been audited by Ernst & Young LLP, an independent registered public accounting firm, and are in accordance with GAAP, consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Fund as of such dates, and there are no known contingent liabilities of the Fund as of such dates not disclosed therein.

(i)           Since April 30, 2010, there has not been any material adverse change in the Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in paragraphs 1.3 and 4.1(h) hereof.

(j)           At the Closing Date, all federal and other tax returns and reports of the Fund required by law then to be filed shall have been filed, and all federal and other taxes shown as due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the knowledge of the Trust no such return is currently under audit and no assessment or deficiency has been asserted with respect to such returns.

(k)          For each taxable year of its operation (including the taxable year ending on the Closing Date), the Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

(l)           All issued and outstanding shares of the Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Fund. All of the issued and outstanding shares of the Fund will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of its transfer agent as provided in paragraph 3.4. The Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Fund's shares, nor is there outstanding any security convertible into any of the Fund's shares.

(m)         On the Closing Date, the Fund will have good and marketable title to the Assets and full right, power and authority to sell, assign, transfer and deliver the Assets to be transferred by it hereunder free of any liens or other encumbrances, and upon delivery and payment for the Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to and accepted by the Acquiring Fund.

(n)          This Plan will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board and this Plan will constitute the valid and legally binding obligation of the Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

(o)          The Registration Statement on Form N-14, including the Prospectus/Information Statement contained therein, as amended or supplemented (the "Registration Statement"), as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Trust and the Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to the Trust and the Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

4.2           The Trust's obligation to implement this Plan on the Fund's behalf shall be subject to satisfaction of the following conditions at or before (and continuing through) the Closing:

(a)          The Acquiring Fund is a duly established and designated series of the Trust, a voluntary association with transferable shares of the type commonly referred to as a Massachusetts business trust, duly organized and validly existing under the laws of the Commonwealth of Massachusetts, and has the power to carry out its obligations under this Plan.

(b)          The Trust is registered under the 1940 Act as an open-end management investment company, and the Acquiring Fund Shares are registered under the 1933 Act, and such registrations have not been revoked or rescinded and are in full force and effect. The Acquiring Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.

(c)          The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d)          The Acquiring Fund is not, and the adoption and performance of this Plan will not result, in material violation of the Declaration of Trust or the Trust's By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust is a party on behalf of the Acquiring Fund or by which the Acquiring Fund is bound, nor will the adoption and performance of this Plan result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust is a party on behalf of the Acquiring Fund or by which the Acquiring Fund is bound.

(e)          No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except as may be required under the 1933 Act, the 1934 Act and the 1940 Act and by state securities laws.

(f)           No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to the Trust's knowledge threatened against the Acquiring Fund or any of the Acquiring Fund's properties or assets which, if adversely determined, would materially and adversely affect the Acquiring Fund's financial condition or the conduct of the Acquiring Fund's business. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund's business or the Acquiring Fund's ability to consummate the transactions contemplated herein.

(g)          The Statements of Assets and Liabilities, Statements of Operations, Statements of Changes in Net Assets and Statements of Investments (indicating their market values) of the Acquiring Fund for each of the Acquiring Fund's five fiscal years ended April 30, 2010 have been audited by Ernst & Young LLP, an independent registered public accounting firm, and are in accordance with GAAP, consistently applied, and such statements (copies of which have been furnished to the Fund) fairly reflect the financial condition of the Acquiring Fund as of such dates.

(h)          Since April 30, 2010, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in paragraph 4.2(g) hereof.

(i)           At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law then to be filed shall have been filed, and all federal and other taxes shown as due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the knowledge of the Trust no such return is currently under audit and no assessment or deficiency has been asserted with respect to such returns.

(j)           For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and it intends to meet such requirements for its taxable year in which the Reorganization occurs.

(k)          All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date (including the Acquiring Fund Shares to be issued pursuant to paragraph 1.1 of this Plan) will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

(l)           This Plan will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board and this Plan will constitute the valid and legally binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

(m)         The Registration Statement, as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Trust and the Acquiring Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to the Trust and the Acquiring Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

(n)          No consideration other than the Acquiring Fund Shares (and the Acquiring Fund's assumption of the Fund's stated liabilities) will be issued in exchange for the Fund's Assets in the Reorganization.

(o)          The Acquiring Fund does not directly or indirectly own, nor on the Closing Date will it directly or indirectly own, nor has it directly or indirectly owned at any time during the past five years, any shares of the Fund.

5.             COVENANTS OF THE TRUST, ON BEHALF OF THE ACQUIRING FUND AND THE FUND, RESPECTIVELY.

5.1           The Acquiring Fund and the Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include payment of customary dividends and other distributions.

5.2           Subject to the provisions of this Plan, the Trust will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Plan.

5.3           The Trust will prepare the Registration Statement in compliance with the 1933 Act, the 1934 Act and the 1940 Act, which will include the Prospectus/Information Statement to be mailed to Fund shareholders.

5.4           The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

5.5           The Trust, on behalf of the Fund, covenants that the Fund is not acquiring the Acquiring Fund Shares to be issued hereunder for the purpose of making any distribution thereof, other than in accordance with the terms of this Plan.

5.6           As soon as is reasonably practicable after the Closing, the Fund will make a liquidating distribution to Fund Shareholders consisting of the Acquiring Fund Shares received at the Closing.

6.             FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TRUST.

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Fund or the Acquiring Fund, the Trust shall, at its option, not be required to consummate the transactions contemplated by this Plan.

6.1           On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Plan or the transactions contemplated herein.

6.2           All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by the Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Fund or the Acquiring Fund, provided that the Trust may waive any of such conditions.

6.3           The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the Trust, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

6.4           The Fund shall have declared and paid a dividend or dividends which, together with all previous dividends, shall have the effect of distributing to Fund shareholders all of the Fund's investment company taxable income (within the meaning of Section 852(b)(2) of the Code) for all taxable years or periods ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid); the excess of its interest income excludable from gross income under Section 103(a) of the Code over its disallowed deductions under Sections 265 and 171(a)(2) of the Code, for all taxable years or periods ending on or prior to the Closing Date; and all of its net capital gain (as defined in Section 1222(11) of the Code) realized in all taxable years or periods ending on or prior to the Closing Date (after reduction for any capital loss carryforward).

6.5           The Trust shall have received an opinion of Stroock & Stroock & Lavan LLP substantially to the effect that based on the facts, assumptions and conditions stated herein and conditioned on consummation of the Reorganization in accordance with this Plan, for federal income tax purposes:

(a)          The transfer of all of the Fund's Assets to the Acquiring Fund in exchange solely for the Acquiring Fund Shares and the assumption by the Acquiring Fund of certain identified liabilities of the Fund, followed by the distribution by the Fund of those Acquiring Fund Shares pro rata to Fund Shareholders in complete liquidation of the Fund, will qualify as a "reorganization" within the meaning of Section 368(a) of the Code, and each of the Fund and the Acquiring Fund will be "a party to a reorganization"; (b) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the Fund's Assets in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Fund's stated liabilities pursuant to the Reorganization; (c) no gain or loss will be recognized by the Fund upon the transfer of the Fund's Assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Fund's stated liabilities or upon the distribution (whether actual or constructive) of those Acquiring Fund Shares to Fund Shareholders in exchange for their shares of the Fund in liquidation of the Fund pursuant to the Reorganization; (d) no gain or loss will be recognized by Fund Shareholders upon the exchange of their Fund shares for the Acquiring Fund Shares pursuant to the Reorganization; (e) the aggregate tax basis for the Acquiring Fund Shares received by each Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Fund shares held by such Fund Shareholder immediately prior to the Reorganization, and the holding period of those Acquiring Fund Shares received by each Fund Shareholder will include the period during which the Fund shares exchanged therefor were held by such Fund Shareholder (provided the Fund shares were held as capital assets on the date of the Reorganization); and (f) the tax basis of each Fund Asset acquired by the Acquiring Fund will be the same as the tax basis of such Asset to the Fund immediately prior to the Reorganization, and the holding period of each Asset of the Fund in the hands of the Acquiring Fund will include the period during which that Asset was held by the Fund.

In rendering its opinion, counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Plan, which counsel may treat as representations and warranties made to it, and in separate letters addressed to counsel and the certificates delivered pursuant to this Plan.

No opinion will be expressed as to the effect of the Reorganization on (i) the Fund or the Acquiring Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting, and (ii) any Fund Shareholder that is required to recognize unrealized gains and losses for federal income tax purposes under a mark-to-market system of accounting.

7.             TERMINATION AND AMENDMENT OF PLAN; EXPENSES.

7.1           This Plan and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board at any time prior to the Closing Date if circumstances develop that, in the opinion of the Board, make proceeding with the Reorganization inadvisable.

7.2           If this Plan is terminated and the transactions contemplated hereby are abandoned pursuant to the provisions of this Section 7, this Plan shall become void and have no effect, without any liability on the part of any party hereto or the Trustees, officers or shareholders of the Trust, as the case may be, in respect of this Plan.

7.3           The Board may amend, modify or supplement this Plan in any manner at any time prior to the Closing Date.

7.4           The Trust acknowledges that all expenses directly incurred in connection with the Reorganization will be borne by Dreyfus pursuant to a separate agreement between the Trust and Dreyfus.

8.             WAIVER.

At any time prior to the Closing Date, any of the foregoing conditions may be waived by the Board if, in its judgment, such waiver will not have a material adverse effect on the benefits intended under this Plan to the shareholders of the Fund or of the Acquiring Fund, as the case may be.

9.             MISCELLANEOUS.

9.1           This Plan shall be governed and construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflict of laws; provided, however, that the due authorization of this Plan by the Trust shall be governed and construed in accordance with the internal laws of the Commonwealth of Massachusetts without giving effect to principles of conflict of laws; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

9.2           This Plan shall bind and inure to the benefit of the Trust and its successors and assigns. The Trust's obligations under this Plan are not binding on or enforceable against any of its Trustees, officers, or shareholders or any series of the Trust other than the Fund and the Acquiring Fund (each, a "Reorganizing Series"), but are only binding on and enforceable against the Reorganizing Series' respective property, as provided in the Declaration of Trust, a copy of which is on file at the office of the Secretary of the Commonwealth of Massachusetts and at the Trust's principal offices. The Trust, in asserting any rights or claims on behalf of either Reorganizing Series under this Plan, shall look only to property of the other Reorganizing Series in settlement of such rights or claims and not to such Trustees, officers, or shareholders. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the Trust and its successors and assigns, any rights or remedies under or by reason of this Plan.

STATEMENT OF ADDITIONAL INFORMATION

MARCH 29, 2011

Acquisition of the Assets of

DREYFUS INSTITUTIONAL CASH ADVANTAGE PLUS FUND
(A Series of Dreyfus Institutional Cash Advantage Funds)

144 Glenn Curtiss Boulevard
Uniondale, New York  11556-0144

1-800-346-3621

By and in Exchange for Shares of

DREYFUS INSTITUTIONAL CASH ADVANTAGE FUND
(A Series of Dreyfus Institutional Cash Advantage Funds)

144 Glenn Curtiss Boulevard
Uniondale, New York  11556-0144

1-800-346-36211

This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Prospectus/Information Statement dated March 29, 2011 relating specifically to the transfer of all of the assets and liabilities of Dreyfus Institutional Cash Advantage Plus Fund (the "Fund"), a series of Dreyfus Institutional Cash Advantage Funds (the "Trust"), in exchange for Institutional Advantage shares, Administrative Advantage shares, Investor Advantage shares and Participant Advantage shares of Dreyfus Institutional Cash Advantage Fund (the "Acquiring Fund"), a series of the Trust. The transfer is to occur pursuant to a Plan of Reorganization. This Statement of Additional Information consists of this cover page and the following documents attached hereto:

1.	The Trust's Statement of Additional Information dated September 1, 2010.

2.	The Acquiring Fund's and the Fund's Annual Report for the fiscal year ended April 30, 2010.

3.	The Acquiring Fund's and the Fund's Semi-Annual Report for the six-month period ended October 31, 2010.

No pro forma financial statements showing the effect of the proposed reorganization on the Fund and the Acquiring Fund, as required pursuant to Rule 11-01 of Regulation S-X, are included in this Statement of Additional Information, as the Fund's net assets do not exceed 10% of the Acquiring Fund's net assets as of a date within 30 days of the filing of the Statement of Additional Information with the Securities and Exchange Commission.

The Trust's Statement of Additional Information, and the financial statements included in the Acquiring Fund's and the Fund's Annual Report and Semi-Annual Report, are incorporated herein by reference. The Prospectus/Information Statement dated March 29, 2011 may be obtained by writing to the Fund or the Acquiring Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

DOCUMENTS INCORPORATED BY REFERENCE

The Trust's Statement of Additional Information dated September 1, 2010 is incorporated herein by reference to the Trust's Post-Effective Amendment No. 10 to its Registration Statement on Form N-1A, filed on August 26, 2010 (File No. 333-86182). The financial statements of the Acquiring Fund are incorporated herein by reference to its Annual Report dated April 30, 2010, filed on June 28, 2010, and its Semi-Annual Report dated October 31, 2010, filed on January 4, 2011. The financial statements of the Fund are incorporated herein by reference to its Annual Report dated April 30, 2010, filed on June 28, 2010, and its Semi-Annual Report dated October 31, 2010, filed on January 4, 2011.